Exhibit 10.30

First Amendment to Credit Agreement

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 16, 2021 (the “First Amendment Effective Date”), is among NEW FORTRESS ENERGY INC., a Delaware corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”), the Lenders party hereto and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).

R e c i t a l s

A. The Borrowers, the Guarantors, the Administrative Agent, the Collateral Agent and the Lenders are parties to that certain Credit Agreement dated as of April 15, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms thereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrowers.

B. The Borrowers, the Guarantors, the Administrative Agent, the Collateral Agent and the Lenders constituting the Required Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section, exhibit and schedule references in this Amendment refer to sections, exhibits or schedules of the Credit Agreement.

Section 2.   Amendments to Credit Agreement.

2.1              Amendments to Section 1.1.

(a) Section 1.1 is hereby amended by adding the following term in the appropriate alphabetical place:

“First Amendment”: that certain First Amendment to Credit Agreement, dated as of July 16, 2021, among the Borrower, the Guarantors party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

(b) Section 1.1 is hereby further amended by amending and restating the following definition in Section 1.1 in its entirety to read as follows:

    “Agreement”: this Credit Agreement, as amended by the First Amendment.

2.2 Amendment to Section 5.10(g).  Section 5.10(g) is hereby amended and restated in its entirety to read as follows:

(g) Subject to Section 5.12, the Borrower shall cause each Subsidiary (other than any Captive Insurance Subsidiaries, not-for-profit or special purpose Subsidiaries and any Subsidiary with respect to which a guarantee by it of the Obligations would result in material adverse tax consequences to any Loan Party, as reasonably determined by the Borrower and notified to the Administrative Agent and the Collateral Agent in writing) that is a guarantor under any Existing Indenture and any other Equal Priority Obligations to become a Guarantor under this Agreement and satisfy the requirements of this Section 5.10, and the Borrower shall, and shall cause each Guarantor to, grant a first-priority perfected security interest upon any Property (including, for the avoidance of doubt, any real property, tankers and other marine vessels, but excluding any cash or Cash Equivalents) that constitutes collateral under any Existing Indenture and any other Equal Priority Obligations and satisfy the requirements of this Section 5.10 with regards to such Property, in each case substantially concurrently with (and in no event later than 90 days of) such Subsidiary becoming a guarantor under any Existing Indenture or any other Equal Priority Obligation and such Property becoming collateral under any Existing Indenture or any other Equal Priority Obligation (subject to extensions as are reasonably agreed by the Collateral Agent); provided that the requirement of this Section 5.10(g) to grant a first-priority perfected security interest in Property constituting collateral under any Existing Indenture or any other Equal Priority Obligation shall not apply to Property consisting of cash and Cash Equivalents.

Section 3.                      Conditions Precedent to First Amendment Effective Date.  The effectiveness of this Amendment is subject to the following:

3.1                      The Administrative Agent shall have received from the Borrower, each Guarantor (it being understood that Atlantic Energy Holdings Limited and Atlantic Terminal Holdings Limited, which are undergoing dissolution under the laws of Barbados, are not signing as “Guarantors” hereunder) and the Required Lenders counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Persons.

3.2                      As of the First Amendment Effective Date, both before and after giving effect to the effectiveness of the Amendment: (i) no event shall have occurred and be continuing that would constitute an Event of Default or a Default and (ii) the representations and warranties contained in this Amendment, the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof or thereof.

3.3                      The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 9.1 of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.                      Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment.

4.2 Ratification and Affirmation; Representations and Warranties.  The Borrower and each Guarantor hereby: (a) acknowledges and consents to the terms of this Amendment; (b) ratifies and affirms its obligations, and acknowledges, renews and extends its continued liability, under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, as expressly amended hereby (subject to subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law)); (c) agrees that from and after the First Amendment Effective Date, each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment; and (d) represents and warrants to the Agents and the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all representations and warranties contained in this Amendment, the Credit Agreement and in the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof or thereof and (ii) no event has occurred and is continuing that would constitute an Event of Default or a Default.

4.3 Counterparts.

(a) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

(b) The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

4.4 Integration.  This Amendment, the Credit Agreement and the other Loan Documents represent the entire agreement of the Borrower, the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

4.5 GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  SECTIONS 9.12, 9.13 AND 9.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE.

4.6 Payment of Expenses.  In accordance with Section 9.5 of the Credit Agreement, the Borrower agrees to pay or reimburse the Agents for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby and thereby, limited in the case of counsel fees to the reasonable and documented fees and disbursements of a single law firm as counsel to the Agents and the Arrangers and one local counsel to the Agents, taken as a whole, in any relevant jurisdiction and the charges of any Platform.

4.7 Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns permitted thereby.

4.9 Loan Document.  This Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

[Signatures begin next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NEW FORTRESS ENERGY INC.,
as the Borrower

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Chief Financial Officer

NEW FORTRESS INTERMEDIATE LLC

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Chief Financial Officer

NFE ATLANTIC HOLDINGS LLC

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

AMERICAN ENERGY LOGISTICS SOLUTIONS LLC
AMERICAN LNG MARKETING LLC
ATLANTIC ENERGY HOLDINGS LLC
BRADFORD COUNTY DEVELOPMENT HOLDINGS LLC
BRADFORD COUNTY GPF HOLDINGS LLC
BRADFORD COUNTY GPF PARTNERS LLC
BRADFORD COUNTY POWER HOLDINGS LLC
BRADFORD COUNTY POWER PARTNERS LLC
BRADFORD COUNTY TRANSPORT HOLDINGS LLC
BRADFORD COUNTY TRANSPORT PARTNERS LLC
GOLAR GP LLC
ISLAND LNG LLC
LA DEVELOPMENT HOLDINGS LLC
LA REAL ESTATE HOLDINGS LLC
LA REAL ESTATE PARTNERS LLC
LNG HOLDINGS (FLORIDA) LLC
LNG HOLDINGS LLC
NEW FORTRESS ENERGY MARKETING LLC
NEW FORTRESS ENERGY HOLDINGS LLC
NFE ANGOLA HOLDINGS LLC
NFE BCS HOLDINGS (A) LLC
NFE BCS HOLDINGS (B) LLC
NFE EQUIPMENT HOLDINGS LLC
NFE EQUIPMENT PARTNERS LLC
NFE GHANA HOLDINGS LLC
NFE GHANA PARTNERS LLC
NFE HONDURAS HOLDINGS LLC
NFE INTERNATIONAL LLC
NFE ISO HOLDINGS LLC
NFE ISO PARTNERS LLC
NFE JAMAICA GP LLC
NFE LOGISTICS HOLDINGS LLC
NFE MANAGEMENT LLC
NFE MEXICO HOLDINGS LLC
NFE NICARAGUA DEVELOPMENT PARTNERS LLC
NFE NICARAGUA HOLDINGS LLC
NFE NORTH TRADING LLC
NFE PLANT DEVELOPMENT HOLDINGS LLC
NFE SOUTH POWER HOLDINGS LLC
NFE SUB LLC
NFE TRANSPORT HOLDINGS LLC
NFE TRANSPORT PARTNERS LLC
NFE US HOLDINGS LLC
PA DEVELOPMENT HOLDINGS LLC
PA REAL ESTATE HOLDINGS LLC
PA REAL ESTATE PARTNERS LLC
TICO DEVELOPMENT PARTNERS HOLDINGS LLC
TICO DEVELOPMENT PARTNERS LLC

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

ATLANTIC DISTRIBUTION HOLDINGS SRL
ATLANTIC POWER HOLDINGS SRL
ATLANTIC ENERGY INFRASTRUCTURE HOLDINGS SRL
ATLANTIC PIPELINE HOLDINGS SRL
ATLANTIC TERMINAL INFRASTRUCTURE HOLDINGS SRL

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Manager

ATLANTIC POWER HOLDINGS LIMITED
NFE NORTH HOLDINGS LIMITED
NFE NORTH INFRASTRUCTURE LIMITED
NFE SOUTH HOLDINGS LIMITED
NFE SOUTH POWER TRADING LIMITED
NFE SOUTH TRADING LIMITED

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Director

NFE SHANNON HOLDINGS LIMITED

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Director

NFE NORTH DISTRIBUTION LIMITED
NFE NORTH HOLDINGS LIMITED
NFE NORTH TRANSPORT LIMITED
NFE SOUTH HOLDINGS LIMITED
NFE SOUTH POWER TRADING LIMITED

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Director

[Signature Page to First Amendment to Credit Agreement]

AMAUNET, S. DE R.L. DE C.V.
NFENERGIA MEXICO, S. DE R.L. DE C.V.
NFENERGIA GN DE BCS, S. DE R.L. DE C.V.
NFE PACIFICO LAP, S. DE R.L. DE C.V.

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Legal Representative

NFENERGÍA LLC
SOLUCIONES DE ENERGIA LIMPIA PR LLC
NFE POWER PR LLC
ENCANTO EAST LLC
ENCANTO WEST LLC
ENCANTO POWER LLC
ENCANTO POWER WEST LLC

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Authorized Signatory

NFE MEXICO HOLDINGS B.V.

NFE MEXICO HOLDINGS PARENT B.V.

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Authorized Signatory

NFE NICARAGUA DEVELOPMENT PARTNERS LLC SUCURSAL NICARAGUA

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Chief Financial Officer

NFE INTERNATIONAL HOLDINGS LIMITED

By: /s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Director

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent, Collateral Agent and Lender

By: /s/ Chance Moreland
Name: Chance Moreland
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]